QUARTERLY REPORT

Virtus Global Dividend & Income Fund Inc.

Not FDIC Insured No Bank Guarantee May Lose Value	September 30, 2016

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 7% (effective with the April dividend declaration, this rate was revised to 10%) of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

On a tax basis, the Fund estimates that it distributed more than its income and net realized capital gains in the fiscal year to date. Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2016 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available at www.Virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/our-products/closed-end-fund-details/ZTR.

MESSAGE TO SHAREHOLDERS

Dear Fellow Virtus Global Dividend & Income Fund Shareholder:

I am pleased to share with you the manager’s report for the Virtus Global Dividend & Income Fund Inc. (formerly Zweig Total Return Fund, Inc.) for the three months ended September 30, 2016.

Effective September 7, 2016, Virtus Investment Advisers became the investment adviser to the fund and Kayne Anderson Rudnick Investment Management and Newfleet Asset Management were appointed to manage the fund. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy. The fund was renamed Virtus Global Dividend & Income Fund Inc. effective September 27, 2016.

For the three months ended September 30, 2016, the fund’s NAV increased 1.24%, including $0.337 in reinvested distributions. During the same period, the Virtus Global Dividend & Income Fund Linked Benchmark, a composite index that consists of 60% Russell Developed Large Cap Index(1) and 40% Bloomberg Barclays U.S. Aggregate Bond Index(2), increased 2.60%, including reinvested dividends(3). Performance for the composite’s underlying indices over this period was a 4.89% increase for the Russell Developed Large Cap Index and a 0.46% increase in the Bloomberg Barclays U.S. Aggregate Bond Index.

On behalf of the fund’s investment professionals, I thank you for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chairman and Chief Executive Officer

The Virtus Global Dividend & Income Fund, Inc.

November 2016

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

(1)	The Russell Developed Large Cap Index is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world, calculated on a total return basis with net dividends reinvested.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market, calculated on a total return basis.
(3)	Performance of the Virtus Global Dividend & Income Fund Linked Benchmark between 8/1/2007 and 9/6/2016 represents an allocation consisting of 50% S&P 500® Index and 50% Bloomberg Barclays U.S. Government Bond Index. Prior to 8/1/2007, the allocation consisted of 37.5% S&P 500® Index and 62.5% Bloomberg Barclays U.S. Government Bond Index. The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested. The Bloomberg Barclays U.S. Government Bond Index measures U.S. investment grade government debt securities, calculated on a total return basis.

MESSAGE TO SHAREHOLDERS (Continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small- or medium- sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the fund’s NAV.

Short Sales: The fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the fund replaces the security. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the fund.

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016 (Unaudited)

Asset Allocation as of September 30, 2016

The following table inllustrates asset allocations within certain sectors as a percentage of total investments net of written options
Common Stocks	60%
Corporate Bonds and Notes	19
U.S. Government Securities	8
Mortgage-Backed Securities	6
Loan Agreements	1
Asset-Backed Securities	1
Exchange Traded Funds	1
Preferred Stock	1
Other (includes Short-Term Investments)	3

Total	100%

($ reported in thousands)

	Par Value	Value
U.S. GOVERNMENT SECURITIES—10.9%
U.S. Treasury Inflation Indexed Bond 0.375%, 7/15/25(9)(10)	$10,000	$10,495
U.S. Treasury Note
0.625%, 6/30/18(9)	2,000	1,996
3.625%, 8/15/19(9)	5,000	5,388
3.625%, 2/15/21(9)	5,000	5,531
2.250%, 11/15/25	10,000	10,562
1.500%, 8/15/26	5,100	5,054
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $38,210)		39,026
FOREIGN GOVERNMENT SECURITIES—0.6%
Argentine Republic
144A 7.500%, 4/22/26(3)	390	440
144A 7.625%, 4/22/46(3)	380	429
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	500	536
Republic of Panama 3.875%, 3/17/28	500	541
Sultanate of Oman 144A 4.750%, 6/15/26(3)	300	301
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $2,240)		2,247

	Par Value	Value
MORTGAGE-BACKED SECURITIES—8.2%
Agency—6.6%
FNMA
3.500%, 4/1/46(9)	$5,617	$5,926
3.000%, 5/1/46(9)	5,572	5,799
3.500%, 5/1/46(9)	5,667	5,981
3.000%, 7/1/46(9)	5,708	5,940

		23,646

Non-Agency—1.6%
Agate Bay Mortgage Trust 13-1, A1 144A 3.500%, 7/25/43(2)(3)	505	518
Citigroup Commercial Mortgage Trust 16-S, A 2.228%, 9/10/31	685	685
Goldman Sachs Mortgage Securities Trust 07-GG10, A1A 5.988%, 8/10/45(2)	928	944
JPMorgan Chase Commercial Mortgage Securities Trust 14-C22, A4 3.801%, 9/15/47	1,320	1,441
JPMorgan Mortgage Trust 16-3, A3 144A 3.500%, 10/25/46(2)(3)	975	1,012

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

	Par Value	Value
Non-Agency (continued)
Towd Point Mortgage Trust 16-4, A1 144A 2.250%, 7/25/56(2)(3)	$975	$979

		5,579
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $29,235)		29,225
ASSET-BACKED SECURITIES—1.1%
Centre Point Funding LLC 12-2A,1 144A 2.610%, 8/20/21(3)	713	707
Conn Funding II LP 16-B, A 144A 3.730%, 10/15/18(3)	585	585
DT Auto Owner Trust 16-4A C, 144A 2.740%, 10/17/22(3)	780	780
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A 2.546%, 9/27/21(2)(3)	780	786
OneMain Financial Issuance Trust 15-A, A 144A 3.190%, 3/18/26(3)	560	566
Trip Rail Master Funding LLC 14-1A, A1 144A 2.863%, 4/15/44(3)	586	584
TOTAL ASSET-BACKED SECURITIES (Identified Cost $4,005)		4,008
CORPORATE BONDS AND NOTES—25.3%
Consumer Discretionary—3.9%
Aramark Services, Inc. 144A 4.750%, 6/1/26(3)(9)	235	237
Boyd Gaming Corp. 6.875%, 5/15/23(9)	190	207
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	180	193
CCO Holdings LLC 144A 5.500%, 5/1/26(3)(9)	315	331
Cequel Communications Holdings I LLC (Cequel Capital Corp.)
144A 5.125%, 12/15/21(3)(9)	110	111
144A 5.125%, 12/15/21(3)(9)	275	276

	Par Value	Value
Consumer Discretionary (continued)
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	$445	$443
Columbus Cable Barbados Ltd. Series B, 144A 7.375%, 3/30/21(3)	505	538
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(9)	2,534	3,564
Delphi Automotive plc 3.150%, 11/19/20(9)	360	373
Grupo Televisa SAB 4.625%, 1/30/26	495	529
Hanesbrands, Inc.
144A 4.625%, 5/15/24(3)	50	52
144A 4.875%, 5/15/26(3)	165	169
Landry’s, Inc. 144A 6.750%, 10/15/24(3)	110	112
MGM Growth Properties Operating Partnership LP
(MGP Finance Co-Issuer, Inc.) 144A 5.625%, 5/1/24(3)	65	70
144A 4.500%, 9/1/26(3)	110	111
MGM Resorts International 6.000%, 3/15/23	215	234
Newell Brands, Inc.
144A 5.000%, 11/15/23(3)(9)	60	64
4.200%, 4/1/26(9)	65	71
PetSmart, Inc. 144A 7.125%, 3/15/23(3)(9)	345	363
Priceline Group, Inc. (The) 3.650%, 3/15/25	490	514
QVC, Inc. 4.375%, 3/15/23(9)	665	667
SFR (Numericable) Group S.A. 144A 6.000%, 5/15/22(3)	500	512
Signet UK Finance plc 4.700%, 6/15/24(9)	525	506
Sirius XM Radio, Inc. 144A 5.375%, 7/15/26(3)	410	422
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(3)	325	329
Station Casinos LLC 7.500%, 3/1/21	585	619

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

	Par Value	Value
Consumer Discretionary (continued)
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	$200	$218
Toll Brothers Finance Corp.
5.625%, 1/15/24	25	27
4.875%, 11/15/25	760	781
Wyndham Worldwide Corp. 5.100%, 10/1/25	615	673
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	410	410

		13,726

Consumer Staples—1.1%
Anheuser-Busch Inbev Worldwide, Inc. 7.750%, 1/15/19(9)	1,500	1,706
CVS Health Corp. 2.875%, 6/1/26(9)	635	645
Flowers Foods, Inc. 4.375%, 4/1/22(9)	690	746
Rite Aid Corp. 144A 6.375%, 4/1/23(3)	100	108
Safeway, Inc. 7.250%, 2/1/31	285	284
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(3)(9)	355	386

		3,875

Energy—1.9%
Anadarko Petroleum Corp. 6.600%, 3/15/46(9)	215	263
Antero Resources Corp. 5.625%, 6/1/23(9)	200	205
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)(9)	115	113
Callon Petroleum Co. 144A 6.125%, 10/1/24(3)	85	88
Chevron Corp. 3.191%, 6/24/23(9)	2,000	2,131
Cimarex Energy Co. 4.375%, 6/1/24(9)	300	314
Continental Resources, Inc.
5.000%, 9/15/22(9)	275	275
4.500%, 4/15/23(9)	175	169
EnLink Midstream Partners LP 4.850%, 7/15/26(9)	35	35
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25(9)	290	306

	Par Value	Value
Energy (continued)
Holly Energy Partners LP 144A 6.000%, 8/1/24(3)	$35	$36
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	615	735
MPLX LP 144A 4.875%, 12/1/24(3)	635	657
Parsley Energy LLC 144A 6.250%, 6/1/24(3)	540	560
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	355	389
Sunoco LP 144A 6.375%, 4/1/23(3)	545	563

		6,839

Financials—9.6%
AerCap Ireland Capital Ltd. (Aercap Global Aviation Trust) 3.950%, 2/1/22(9)	495	507
Air Lease Corp. 2.625%, 9/4/18(9)	175	177
Allstate Corp. (The) 5.750%, 8/15/53(2)(9)	445	478
Ally Financial, Inc.
4.250%, 4/15/21(9)	200	204
5.750%, 11/20/25(9)	300	315
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)(9)	475	490
Ares Capital Corp.
4.875%, 11/30/18(9)	65	68
3.875%, 1/15/20(9)	175	181
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)(9)	675	654
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	440	490
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	680	719
Banco Inbursa S.A. Institucion de Banca Multiple 144A 4.125%, 6/6/24(3)(9)	400	405
Banco Nacional de Comercio Exterior SVC 144A 4.375%, 10/14/25(3)	500	517

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

	Par Value	Value
Financials (continued)
Bancolombia S.A. 5.125%, 9/11/22	$655	$681
Bank of America Corp.
2.000%, 1/11/18(9)	370	372
5.625%, 7/1/20(9)	585	657
4.450%, 3/3/26(9)	855	918
Bank of India 144A 3.250%, 4/18/18(3)	660	673
Bank of New York Mellon Corp. (The) 2.800%, 5/4/26(9)	520	534
Barclays Bank plc 144A 6.050%, 12/4/17(3)(9)	625	653
Berkshire Hathaway, Inc.
2.750%, 3/15/23(9)	50	52
3.125%, 3/15/26(9)	110	116
Capital One Financial Corp.
4.200%, 10/29/25(9)	450	470
3.750%, 7/28/26(9)	495	498
Citigroup, Inc. 5.500%, 9/13/25(9)	2,000	2,282
Compass Bank 3.875%, 4/10/25(9)	625	612
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	720	706
Discover Financial Services 3.950%, 11/6/24(9)	475	486
Ford Motor Credit Co. LLC 5.000%, 5/15/18(9)	2,000	2,099
FS Investment Corp. 4.250%, 1/15/20(9)	410	420
General Electric Capital Corp. 3.150%, 9/7/22(9)	2,000	2,126
General Motors Financial Co., Inc. 3.700%, 5/9/23	575	586
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	1,000	1,161
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	705	720
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(2)(3)(4)(5)(9)	780	796
ICAHN Enterprises LP 5.875%, 2/1/22	160	154

	Par Value	Value
Financials (continued)
iStar Financial, Inc. 5.000%, 7/1/19	$225	$225
Jefferies Group LLC 6.875%, 4/15/21	215	251
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	535	584
Leucadia National Corp. 5.500%, 10/18/23(9)	375	394
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(3)(9)	610	660
Lincoln National Corp. 4.200%, 3/15/22	625	676
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)(9)	520	593
Manulife Financial Corp. 4.150%, 3/4/26	540	591
Metlife, Inc. 3.600%, 11/13/25	550	581
Morgan Stanley
4.100%, 5/22/23(9)	385	407
4.350%, 9/8/26(9)	855	913
Navient Corp. 7.250%, 9/25/23(9)	100	100
OM Asset Management plc 4.800%, 7/27/26(9)	495	496
PKO Finance AB 144A 4.630%, 9/26/22(3)(6)	640	691
Prudential Financial, Inc.
5.875%, 9/15/42(2)(9)	480	530
5.625%, 6/15/43(2)(9)	400	431
S&P Global, Inc. 4.000%, 6/15/25(9)	485	526
Santander Holdings USA, Inc. 2.700%, 5/24/19(9)	485	491
Societe Generale S.A. 144A 4.750%, 11/24/25(3)(9)	500	517
Trinity Acquisition plc 4.400%, 3/15/26(9)	200	210
UBS AG 7.625%, 8/17/22(9)	1,235	1,439
Woodside Finance Ltd. 144A 3.700%, 9/15/26(3)(9)	125	126

		34,409

Health Care—1.8%
AbbVie, Inc.
2.850%, 5/14/23(9)	335	340
3.600%, 5/14/25(9)	440	460
3.200%, 5/14/26(9)	275	279

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

	Par Value	Value
Health Care (continued)
Cardinal Health, Inc.
3.200%, 3/15/23(9)	$325	$341
3.750%, 9/15/25(9)	415	450
Community Health Systems, Inc. 5.125%, 8/1/21(9)	110	109
Crimson Merger Sub, Inc. (Ortho-Clinical Diagnostics S.A.) 144A 6.625%, 5/15/22(3)(9)	300	265
Endo Finance LLC 144A 6.000%, 7/15/23(3)	275	252
Forest Laboratories LLC 144A 4.875%, 2/15/21(3)	395	439
HCA, Inc.
5.375%, 2/1/25	200	207
5.250%, 6/15/26	50	53
4.500%, 2/15/27	445	447
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	225	237
Mylan, Inc. 4.200%, 11/29/23	500	523
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	185	191
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	200	201
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	305	326
Team Health, Inc. 144A 7.250%, 12/15/23(3)	10	11
Teleflex, Inc. 4.875%, 6/1/26	200	207
Tenet Healthcare Corp.
4.350%, 6/15/20(2)	185	187
4.500%, 4/1/21	215	217
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26(9)	295	297
Universal Health Services, Inc.
144A 4.750%, 8/1/22(3)(9)	100	103
144A 5.000%, 6/1/26(3)(9)	235	245
Zoetis, Inc. 3.450%, 11/13/20	110	115

		6,502

	Par Value	Value
Industrials—0.6%
Bombardier, Inc. 144A 4.750%, 4/15/19(3)(9)	$275	$269
Carpenter Technology Corp. 4.450%, 3/1/23	630	623
Masco Corp.
5.950%, 3/15/22	280	319
4.450%, 4/1/25	140	149
Owens Corning 3.400%, 8/15/26(9)	495	498
Prime Security Services Borrower LLC (Prime Finance, Inc.) 144A 9.250%, 5/15/23(3)	190	207
TransDigm, Inc. 6.500%, 5/15/25	115	120

		2,185

Information Technology—1.1%
Apple, Inc.
2.850%, 2/23/23(9)	135	142
3.250%, 2/23/26(9)	380	404
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.)
144A 5.450%, 6/15/23(3)(9)	100	107
144A 7.125%, 6/15/24(3)	85	94
144A 6.020%, 6/15/26(3)(9)	100	110
144A 8.100%, 7/15/36(3)(9)	100	118
144A 8.350%, 7/15/46(3)(9)	120	144
First Data Corp. 144A 5.000%, 1/15/24(3)(9)	570	581
Hewlett Packard Enterprise Co. 144A 4.900%, 10/15/25(3)(9)	300	320
Microsoft Corp. 2.400%, 8/8/26(9)	295	295
NXP BV (NXP Funding LLC) 144A 4.125%, 6/1/21(3)	500	536
Oracle Corp.
2.400%, 9/15/23(9)	60	60
2.650%, 7/15/26(9)	420	420
Verisk Analytics, Inc. 4.000%, 6/15/25(9)	470	499

		3,830

Materials—1.7%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	765	819

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

	Par Value	Value
Materials (continued)
Ardagh Packaging Finance plc 144A 4.625%, 5/15/23(3)(9)	$500	$503
Berry Plastics Corp. 5.125%, 7/15/23(9)	360	368
Du Pont (E.I.) de Nemours & Co. 2.800%, 2/15/23(9)	2,000	2,045
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	495	487
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	935	975
Novelis Corp. 144A 6.250%, 8/15/24(3)	25	27
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	500	543
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)(9)	410	439

		6,206

Real Estate—1.3%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27(9)	300	314
American Campus Communities Operating Partnership LP 3.350%, 10/1/20(9)	60	62
Corporate Office Properties LP 3.600%, 5/15/23(9)	660	660
Developers Diversified Realty Corp. 7.875%, 9/1/20	395	474
Digital Realty Trust LP 5.250%, 3/15/21(9)	415	464
Kilroy Realty LP 4.375%, 10/1/25	475	513
Kimco Realty Corp. 3.400%, 11/1/22	460	485
MPT Operating Partnership LP
6.375%, 3/1/24	50	55
5.500%, 5/1/24	225	236
5.250%, 8/1/26	25	26

	Par Value	Value
Real Estate (continued)
National Retail Properties, Inc. 4.000%, 11/15/25(9)	$150	$160
Sovran Acquisition LP 3.500%, 7/1/26	310	317
Welltower, Inc. 4.000%, 6/1/25(9)	500	531
WP Carey, Inc. 4.600%, 4/1/24	400	418

		4,715

Telecommunication Services—1.5%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)(9)	505	520
BellSouth Telecommunications LLC 6.375%, 6/1/28(9)	2,000	2,389
CenturyLink, Inc. Series Y 7.500%, 4/1/24(9)	355	380
Crown Castle International Corp. 3.700%, 6/15/26(9)	50	52
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	540	556
T-Mobile USA, Inc. 6.500%, 1/15/26	335	372
Telefonica Emisiones SAU 4.570%, 4/27/23(9)	560	625
Windstream Services LLC 7.750%, 10/15/20	505	518

		5,412

Utilities—0.8%
Dominion Resources, Inc. 2.962%, 7/1/19(2)(9)	50	51
Duke Energy Corp . 2.650%, 9/1/26(9)	505	496
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(3)(9)	520	558
NRG Yield Operating LLC 5.375%, 8/15/24	150	155
Southern Power Co. 4.150%, 12/1/25(9)	570	614
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	500	552

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

	Par Value	Value
Utilities (continued)
TerraForm Power Operating LLC 144A 9.375%, 2/1/23(2)(3)	$360	$373

		2,799
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $89,431)		90,498
LOAN AGREEMENTS(2)—1.3%
Consumer Discretionary—0.3%
Caesars Entertainment Resort Properties LLC Tranche B, 0.000%, 10/11/20(7)	390	390
CDS U.S. Intermediate Holdings, Inc. First Lien, 0.000%, 7/8/22(7)	200	201
Laureare Education, Inc. 2021 Extended, 0.000%, 3/17/21(7)	200	199
Station Casinos LLC Tranche B, 0.000%, 6/8/23(7)	200	202
UFC Holdings LLC First Lien 0.000%, 8/18/23(7)	235	237

		1,229

Health Care—0.3%
CHG Healthcare Services, Inc. First Lien, 0.000%, 6/7/23(7)	265	268
NVA Holdings, Inc. Second Lien, 0.000%, 8/14/22(7)	200	200
Quorum Health Corp. 0.000%, 4/29/22(7)	230	224
Surgery Center Holdings, Inc. First Lien, 0.000%, 11/3/20(7)	250	250

		942

Industrials—0.2%
Brickman Group Ltd. LLC (The) Second Lien, 0.000%, 12/17/21(7)	90	90

	Par Value		Value
Industrials (continued)
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 0.000%, 5/4/22(7)	$250		$252
Navistar, Inc. Tranche B, 0.000%, 8/7/20(7)	300		301
Sedgwick Claims Management Services, Inc. Second Lien, 0.000%, 2/28/22(7)	300		297

			940

Information Technology—0.1%
ON Semiconductor Corp. 2016 New Replacement Term Loan 3.776%, 3/31/23	200		201

Real Estate—0.1%
Capital Automotive LP Second Lien, 0.000%, 4/30/20(7)	200		202

Telecommunication Services—0.1%
UPC Financing Partnership 0.000%, 8/31/24(7)	200		201

Utilities—0.2%
NRG Energy, Inc. 0.000%, 6/30/23(7)	595		597
Texas Competitive Electric Holdings Co., LLC
0.000%, 10/31/17(7)	163		164
Tranche C 0.000%, 10/31/17(7)	37		38

			799
TOTAL LOAN AGREEMENTS (Identified Cost $4,526)			4,514
	Shares
PREFERRED STOCKS—0.8%
Energy—0.2%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	500	(8)	510

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

	Shares		Value
Financials—0.6%
Citigroup, Inc. Series J, 7.125%	20,000		$579
Citigroup, Inc. Series T, 6.25%(2)	390	(8)	420
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)(9)	535	(8)	534
SunTrust Bank, Inc. 5.625%(2)	110,000		114
Wells Fargo & Co. Series K, 7.980%(2)(9)	585	(8)	611

			2,258
TOTAL PREFERRED STOCKS (Identified Cost $2,767)			2,768
COMMON STOCKS—79.2%
Consumer Discretionary—7.0%
Compass Group plc	153,700		2,983
Garmin Ltd.(9)	121,070		5,825
Las Vegas Sands Corp.(9)	187,390		10,782
Leggett & Platt, Inc.	65,780		2,998
Meredith Corp.	45,680		2,375

			24,963

Consumer Staples—11.6%
Altria Group, Inc.	198,330		12,540
General Mills, Inc.	44,830		2,864
Kimberly-Clark Corp.	22,800		2,876
Philip Morris International, Inc.(9)	102,770		9,991
Reynolds American, Inc.	222,660		10,499
Unilever plc Sponsored ADR	56,690		2,687

			41,457

Energy—6.6%
Royal Dutch Shell plc Class B ADR	142,680		7,538
TOTAL SA Sponsored ADR(9)	146,200		6,974
Vermilion Energy Inc(9)	232,320		9,000

			23,512

Financials—11.0%
Bank of Hawaii Corp.(9)	80,590		5,852
Cincinnati Financial Corp.	49,160		3,708
CL Financial Corp.	223,800		4,288

	Shares	Value
Financials (continued)
Federated Investors, Inc. Class B	219,880	$6,515
Royal Bank of Canada(9)	135,550	8,399
SCOR SE	3,315,160	10,409

		39,171

Health Care—11.1%
AstraZeneca plc Sponsored ADR(9)	286,690	9,421
Coloplast A S	402,230	3,129
GlaxoSmithKline plc Sponsored ADR(9)	242,860	10,475
Roche Holding AG Sponsored ADR	147,120	4,556
Takeda Pharmaceutical Co., Ltd.	81,330	1,948
Telstra Corp., Ltd.(9)	502,250	10,055

		39,584

Industrials—3.9%
BAE Systems plc(9)	240,180	6,567
Waste Management, Inc.	113,960	7,266

		13,833

Information Technology—3.8%
Analog Devices, Inc.	45,040	2,903
Cisco Systems, Inc.	137,000	4,346
Microchip Technology, Inc.	45,170	2,807
Paychex, Inc.	58,640	3,393

		13,449

Materials—1.3%
BASF SE	53,500	4,577

Real Estate—3.8%
Realty Income Corp.(9)	205,720	13,769

Telecommunication Services—10.3%
AT&T, Inc.(9)	268,170	10,890
BCE, Inc.(9)	292,290	13,498
Vodafone Group plc Sponsored ADR(9)	426,000	12,418

		36,806

Utilities—8.8%
National Grid plc Sponsored ADR(9)	186,070	13,231

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

	Shares	Value
Utilities (continued)
PPL Corp.(9)	310,410	$10,731
WEC Energy Group, Inc.	124,590	7,461

		31,423
TOTAL COMMON STOCKS (Identified Cost $285,890)		282,544

EXCHANGE-TRADED FUNDS—1.0%
iShares iBoxx $ Investment Grade Corporate Bond Fund(11)	13,640	1,680
SPDR Barclays Short-Term High Yield Bond Index Fund(11)	72,200	2,000
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $3,655)		3,680
	Contracts
PURCHASED OPTION—0.1%
Call Options—0.0%
S&P 500® Index expiration 10/05/16 strike price $2,290	509	0
S&P 500® Index expiration 10/07/16 strike price $2,295	1,016	5
S&P 500® Index expiration 10/12/16 strike price $2,275	651	1
S&P 500® Index expiration 10/14/16 strike price $2,280	1,208	17

		23

Put Options—0.1%
S&P 500® Index expiration 10/05/16 strike price $1,995	509	0
S&P 500® Index expiration 10/07/16 strike price $2,040	1,016	35
S&P 500® Index expiration 10/12/16 strike price $2,025	651	46

	Contracts	Value
Put Options (continued)
S&P 500® Index expiration 10/14/16 strike price $2,040	1,208	$152

		233
TOTAL PURCHASED OPTION—0.1% (Premiums Paid $466)		256
	Shares
SHORT-TERM INVESTMENTS—3.8%
Money Market Mutual Fund—3.8%
JPMorgan U.S. Government Money Market Fund—Institutional Shares (seven-day effective yield 0.360%)(11)	13,413,147	13,413
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $13,413)		13,413
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—132.3%
(Identified Cost $473,838)		472,179 (1)
	Contracts
WRITTEN OPTIONS—(0.2)%
Call Options—(0.0)%
S&P 500® Index expiration 10/05/16 strike price $2,230	509	(3)
S&P 500® Index expiration 10/07/16 strike price $2,235	1,016	(10)
S&P 500® Index expiration 10/12/16 strike price $2,225	651	(19)
S&P 500® Index expiration 10/14/16 strike price $2,230	1,208	(56)

		(88)

Put Options—(0.2)%
S&P 500® Index expiration 10/05/16 strike price $2,055	509	(13)

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

	Contracts	Value
Put Options (continued)
S&P 500® Index expiration 10/07/16 strike price $2,100	1,016	$(162)
S&P 500® Index expiration 10/12/16 strike price $2,075	651	(107)
S&P 500® Index expiration 10/14/16 strike price $2,090	1,208	(356)

		(638)
TOTAL WRITTEN OPTIONS—(0.2)%
(Premiums Received $1,258)		(726	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—132.1% (Identified Cost $472,580)		471,453
Other assets and liabilities, net—(32.1)%		(114,640)

NET ASSETS—100.0%		$356,813

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2016, see Note 3 Federal Income Tax Information in the Notes to Schedules of Investments.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, these securities amounted to a value of $36,470 or 10.2% of net assets.
(4)	No contractual maturity date.
(5)	Interest payments may be deferred.
(6)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(7)	This loan will settle after September 30, 2016, at which time the interest rate, based on the
London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(8)	Value shown as par value.
(9)	All or a portion of the security is segregated as collateral for written options and borrowings.
(10)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(11)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.

Country Weightings†
United States	65%
United Kingdom	14
Canada	8
France	4
Australia	2
Germany	1
Switzerland	1
Other	5
Total	100%
† % of total investments net of written options as of September 30, 2016

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2016 (See Security Valuation Note 1A in the Notes to Schedules of Investments):

	Total Value at September 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$4,008	$—	$4,008
Corporate Bonds And Notes	90,498	—	90,498
Foreign Government Securities	2,247	—	2,247
Loan Agreements	4,514	—	4,514
Mortgage-Backed Securities	29,225	—	29,225
U.S. Government Securities	39,026	—	39,026
Equity Securities:
Common Stocks	282,544	282,544	—
Exchange-Traded Funds	3,680	3,680	—
Preferred Stocks	2,768	579	2,189
Purchased Options	256	256	—
Short-Term Investment	13,413	13,413	—

Total Investments before Written Options	$472,179	$300,472	$171,707

Written Options	$(726)	$(726)	$—

Total Investments Net of Written Options	$471,453	$299,746	$171,707

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at September 30, 2016.

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

FINANCIAL HIGHLIGHTS

SEPTEMBER 30, 2016 (Unaudited)

(Reported in thousands except for the per share amounts)

	Total Net Assets		Net Asset Value per share
Beginning of period: December 31, 2015		$431,263		$13.56
Net investment income*	$5,842		$0.20
Net realized and unrealized gain on investments	5,516		0.22
Dividends from net investment income and distributions from net long-term and short-term capital gains**	(24,003)		(0.83)
Capital shares transactions—Common shares repurchased	(61,805)		0.05

Net increase (decrease) in net assets/net asset value	(74,450)		(0.36)

End of period: September 30, 2016		$356,813		$13.20

*	Computed using average shares outstanding.
**	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2016, we estimate that 22.8% of distributions will represent net investment income, 75.3% will represent long-term capital gains and 1.9% will represent return of capital. Also refer to inside front cover for information on the Managed Distribution Plan.

See Notes to Schedule of Investments

VIRTUS GLOBAL DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016 (Unaudited)

Note 1. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its Schedule of Investments are summarized below and, for derivatives, included in Note 2 below. The preparation of the Schedule of Investments in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedule of Investments. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market or other regional and local developments) may occur between the time that non-U.S. markets

VIRTUS GLOBAL DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets.

In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation, and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

VIRTUS GLOBAL DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

C.	Foreign Currency Translation:

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

D.	Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee based on borrowed securities which is under interest expense on short sales on the Statement of Operations. Such income or fee is calculated on a daily basis based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

At September 30, 2016, the Fund did not hold any securities sold short.

E.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the

VIRTUS GLOBAL DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At September 30, 2016, all loan agreements held by the Fund are assignment loans.

Note 2. Derivative Financial Instruments

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.

Options	contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

VIRTUS GLOBAL DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option by purchasing an option similar to the one that is sold except for the fact it is further “out of the money”.

The Fund had transactions in written call options for the period ended September 30, 2016 as follows:

	Calls		Puts
Written Options	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Written Options outstanding at December 31, 2015	—	$—	—	$—
Options written	42,521	2,061	42,521	14,767
Options closed	(32,308)	(1,637)	(31,104)	(11,166)
Options expired	(6,829)	(316)	(8,033)	(2,451)
Options exercised	—	—	—	—

Written Options outstanding at September 30, 2016	3,384	$108	3,384	$1,150

Note 3. Federal Income Tax Information

($ reported in thousands)

At September 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (before written options)	$474,124	$4,426	$(6,371)	$(1,945)
Written Options	(1,258)	548	(16)	532

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

VIRTUS GLOBAL DIVIDEND & INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2016 (Unaudited)

Note 4. Regulatory Matters And Litigation

From time to time, the Fund, the Fund’s Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s Aadviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 5. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there the following subsequent events that require recognition or disclosure in these financial statements.

On November 25, 2016, the Fund announced the commencement of a tender offer to acquire for cash up to 5 percent of its outstanding shares at a price equal to 98 percent of the Fund’s net asset value per share as of the close regular trading on the New York Stock Exchange on the date the offer expires. If more than 5 of a Fund’s outstanding shares are tendered, the will purchase shares from tendering stockholders on a pro-rata basis.

KEY INFORMATION

Zweig Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

DIRECTORS AND OFFICERS

George R. Aylward, Chairman, President, and Chief Executive Officer

Philip R. McLoughlin, Director

James M. Oates, Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

Brian T. Zino, Director

W. Patrick Bradley, Executive Vice President, Treasurer, and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington DC 20006

This report is transmitted to the shareholders of Virtus Global Dividend & Income Fund Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

09-16

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940